Class A:    GSGAX    Institutional:    GSGDX     Investor:    GTIRX    Separate Account Institutional:    GSCPX    Class R6:    GTIUX

Before you invest, you may want to review the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at https://www.gsam.com/content/gsam/us/en/advisors/fund-center/summary-prospectuses.html. You can also get this information at no cost by calling 800-621-2550 for Institutional, Separate Account Institutional and Class R6 shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated July 29, 2020, are incorporated by reference into this Summary Prospectus.

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Separate Account Institutional and Class R6 shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of capital appreciation and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 67 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 134 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-158 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Institutional	Investor	Separate Account Institutional	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	None	None	None	None

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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional	Investor	Separate Account Institutional	Class R6
Management Fees	0.34%	0.34%	0.34%	0.34%	0.34%
Distribution and Service (12b-1) Fees	0.25%	None	None	None	None
Other Expenses[1]	0.21%	0.13%	0.21%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.80%	0.47%	0.55%	0.46%	0.46%
Expense Limitation[2]	(0.09)%	(0.09)%	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Expense Limitation	0.71%	0.38%	0.46%	0.37%	0.37%

[1]	The “Other Expenses” for Class A, Investor, and Class R6 Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.

[2]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2021, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Institutional, Investor, Separate Account Institutional and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Institutional, Investor, Separate Account Institutional and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$73	$246	$435	$981
Institutional Shares	$39	$142	$254	$583
Investor Shares	$47	$167	$298	$681
Separate Account Institutional Shares	$38	$139	$249	$570
Class R6 Shares	$38	$139	$249	$570

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2020 was 76% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in investment grade fixed income securities. Investment grade securities are securities that are rated at the time of purchase at least BBB– by Standard & Poor’s Ratings Services (“Standard & Poor’s”), at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined by the Investment Adviser to be of comparable credit quality. The Fund may invest in corporate securities, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities, and fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”). The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Although the Fund may invest without limit in foreign securities, the Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment, and 10% of the Fund’s total assets may be invested in obligations of emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets.

The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays U.S. Credit Index, plus or minus one year, and over the last five years ended June 30, 2020, the duration of this Index has ranged between 6.78 and 8.10 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will

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generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s portfolio management team seeks to build a portfolio that reflects their investment views across the investment grade credit market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio management team may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser will integrate traditional fundamental factors with environmental, social and governance (“ESG”) factors. No one factor or consideration is determinative in the fundamental investment process.

The Fund’s benchmark index is the Bloomberg Barclays U.S. Credit Index.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund’s principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.

Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).

Derivatives Risk. The Fund’s use of interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Foreign Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and disclosure standards and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Municipal Securities Risk. Municipal Securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level.

Other Investment Companies Risk. By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to

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the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Institutional, Investor, Separate Account Institutional and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2019	1 Year	5 Years	10 Years	Since Inception
Class A Shares
Returns Before Taxes	10.55%	3.21%	5.04%	—
Returns After Taxes on Distributions	8.76%	1.78%	3.34%	—
Returns After Taxes on Distributions and Sale of Fund Shares	6.36%	1.81%	3.27%	—
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees or expenses)	13.80%	4.39%	5.32%	—
Institutional Shares
Returns Before Taxes	15.35%	4.39%	5.80%	—
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees or expenses)	13.80%	4.39%	5.32%	—
Investor Shares (Inception 07/29/11)
Returns Before Taxes	15.25%	4.27%	N/A	4.81%
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees or expenses)	13.80%	4.39%	N/A	4.60%
Separate Account Institutional Shares
Returns Before Taxes	15.36%	4.37%	5.81%	—
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees or expenses)	13.80%	4.39%	5.32%	—
Class R6 Shares*
Returns Before Taxes	15.36%	4.40%	5.81%	—
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees or expenses)	13.80%	4.39%	5.32%	—

*

Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.

The after-tax returns are for Class A Shares only. The after-tax returns for Institutional, Investor, Separate Account Institutional and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Manager: Benjamin Johnson, CFA, Managing Director, Head of Investment Grade Credit team, has managed the Fund since 2003.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Class A and Institutional Shares do not impose their respective minimum initial investment requirements on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts. Separate Account Institutional Shares are available to Taxable Fixed Income (“TFI”) Separate Account clients with at least $100,000,000 in assets under management with Goldman Sachs & Co. LLC (“Goldman Sachs”) or its affiliates, and $50,000,000 invested in the TFI Separate Account strategy.

The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Separate Account Institutional or Class R6 shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

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